                                                    ----------------------------
                                                             OMB APPROVAL
                                                    ----------------------------
                                                        OMB NUMBER: 3235-0060
                                                    ----------------------------
                                                      EXPIRES: OCTOBER 31, 2005
                                                    ----------------------------
                                                      ESTIMATED AVERAGE BURDEN
                                                       HOURS PER RESPONSE: 15
                                                    ----------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 3, 2003


                              REGEN BIOLOGICS, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                          000-20805                      23-2476415
(State or other                (Commission File                 (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)

1290 BAY DALE DRIVE, PMB 351, ARNOLD, MARYLAND                     21012
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (410) 349-2431


          (Former name or former address, if changed from last report)







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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit. ReGen Biologics, Inc.

     99.1    Business Section


ITEM 9. REGULATION FD DISCLOSURE.

     ReGen has updated its disclosure regarding its business to reflect, among other things, information that is otherwise in the public domain. The revised business section is attached to this Form 8-K as Exhibit 99.1 and is furnished to, but not filed with, the Commission. ReGen anticipates filing the revised business section, updated as necessary, with its next quarterly report on Form 10-Q.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        REGEN BIOLOGICS, INC

                                        By: /s/ Gerald E. Bisbee, Jr., Ph.D.
                                            ------------------------------------
                                            Name: Gerald E. Bisbee, Jr., Ph.D.
                                            Title: Chief Executive Officer and
                                            Chairman of the Board

July 3, 2003



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                                  Exhibit Index

Exhibit No.      Description
-----------      -----------

  99.1           Business Section